AVALON CAPITAL, INC.

                             =====================
                               SEMI-ANNUAL REPORT
                             ======================

                                FEBRUARY 28, 2003

AVALON CAPITAL, INC.
================================================================================

--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT                                                April 17, 2003
--------------------------------------------------------------------------------

Dear Shareholders,

For the six months ended February 28, 2003, Fund shares had a total return of -12.83% based on Net Asset Value (NAV) compared to -7.29% for the S&P 500. For the year ended February 28, 2003, Fund shares had a total return of -15.61% compared to -22.67% for the S&P 500. From February 28, 2003 through today, Fund shares have recovered, rising 7.87% compared to 6.23% for the S&P 500.

At the Fund's annual redemption on February 28, 2003, 29,142 shares were redeemed. In addition, 33,756 shares were issued through the Dividend Reinvestment Plan and 4 shares were sold through the Cash Purchase Plan.

                         ------------------------------

Recently, I had lunch with two investment professionals who are considering referring some of their clients to our firm. One, an old friend, asked if I was doing any buying or selling because of the war in Iraq, noting that many of his clients had been selling in recent weeks (just before the Dow Jones Industrial Average's 8-day rise of 8.36%, its largest one-week gain since 1982). I explained that negative news events often lowered stock prices enough that we found something to buy and that selling right then didn't make a lot of sense to me.

The other professional then asked me how I selected companies. Was I a growth or value investor? Did I use a top-down (macro-economic) approach or bottom-up (company-specific) strategy? What quantitative factors did I look at? In other words, was there some simple set of labels and guidelines that I could lay out for him that any potential client of our firm could follow.

"Actually, we do all of the above," I explained. "But our real strategy is simply to buy the best possible companies we can find at a reasonable, or better, bargain price."

"Ah," he replied. "So you're intuitive."

Well, that got me thinking. For years, I've talked and written about quantitative factors like return on equity, earnings growth, p/e's, etc. - and qualitative factors like evaluating a company's management, its products/services, and its competition. I've explained the unusual importance we place on microeconomics (ie. the economics of companies and industries), particularly the study of market power and competitive advantage. And I've tried to show how different this strategy is from the usual emphasis on macro-economics, such as brokerage forecasts for the economy or money managers' analysis of various news events.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
SHAREHOLDER LETTER
================================================================================


But I realized at that moment that there was something more to our strategy - and good investing generally - than what I normally explained. Successful investing involves having a different set of emotional reactions to events, or what the economists mentioned later in this report call having a brain wired in a unique way. One important trait that comes up repeatedly in their studies is an unusual type of rationality.

STOCKS AND THE PRICE OF PERFUME

One example.
Investors tend to react to stock prices the way consumers react to the price of perfume. If you see a bottle of perfume selling for $1,000, you immediately assume that the perfume is extremely valuable. You don't demand a list of ingredients, a chemical analysis, or a review from Consumer Reports. In the same way, a high price for a stock immediately suggests to most investors that the stock has real value. They make this leap WITHOUT DOING ANY ADDITIONAL RESEARCH.

Unfortunately, while the price-equals-value mental shortcut works for perfume, it can be a terrible indicator of a stock's value. Just ask any investor who bought shares of the B2B Internet company, Internet Capital Group, Inc. in January, 2000 at $200. The shares sell today at $0.38.

Conversely, we're conditioned to view low or falling prices with suspicion. For example, a discounted price on a loaf of bread makes you wonder if it's stale. Or a bargain rate on a hotel room for your vacation makes you wonder if you'll have a great view of a parking lot.

Companies whose shares are falling or bargain-priced may also have something wrong with them - or they may not. Sometimes when a company's shares fall, as so many have over the last three years, they keep falling. If the company is heavily-indebted like Enron, or terminally unprofitable like many Internet companies, it may eventually go bankrupt.

Other times, however, the setback is only temporary. Or even imaginary. Then the low price offers the prospect of significant capital gains, sometimes the opportunity of a lifetime. Nearly all of Warren Buffett's purchases of common stocks and whole companies are made this way. Berkshire Hathaway's recently-announced purchase of Clayton Homes, a depressed maker of manufactured housing, is just the latest in a decades-long string of bargain purchases of high-quality companies.





--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

AVALON CAPITAL, INC.
SHAREHOLDER LETTER

================================================================================

INVESTORS OVERREACT TO BAD NEWS These opportunities come about when investors overreact to bad news and depress the shares of high-quality companies. A recent "Science Journal" column in THE WALL STREET JOURNAL entitled, "This Is Your Brain. This Is Your Brain On a Surging Stock," describes advances in behavioral economics, including the new science of neuroeconomics, which studies brain functioning during economic decisions. In fact, this year's Nobel Prize in Economics was awarded to Vernon Smith for experimental economics in a lab setting and Daniel Kahneman for behavioral economics.

The article goes on to describe how understanding the brain can help explain investor behavior:

Take the question of why investors punish once-favored stocks out of all proportion to bad news. The brain seizes on even the slimmest evidence of pattern. After only a couple of repetitions of some event, the anterior cingulate begins to fire in anticipation of another: As a result, we're convinced that a stock that beat profit forecasts two quarters in a row will do it a third time.

And if it doesn't? Then neurons in emotion-processing regions fire like crazy, generating a sense of anxiety and dread, researchers at Duke University in Durham, N.C. report. Result: When a nice, reliable stock misses its earnings target by even a little, investors abandon ship in a fury. Often, the longer a stock has held up, the worse the beating, because the longer a pattern has persisted the more alarmed the brain gets when it's broken.


Panicking isn't the only danger. The article goes on to show how the brain's dopamine reward system can get overstimulated by monetary rewards (such as short-term gains in stock prices), leading to addictive and risk-taking behavior in many investors. Again, the Internet Bubble comes to mind.

DISTURBING NEWS = BETTER PRICES FOR STOCKS So my lunch companion was right in suggesting that there is something else to successful investing beyond all the analysis and strategy. While it may be intuitive, as he suggested, it is COUNTER-INTUITIVE, as well. It involves a certain emotional makeup, an unusual rationality - an ability to stay away from the party when everyone else is swinging from the chandeliers. Perversely, it also makes you want to celebrate when other investors have hangovers.


--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

AVALON CAPITAL, INC.
SHAREHOLDER LETTER

================================================================================


Such a mindset steered us away from technology and Internet stocks during their historic run-up in the late 1990s. In fact, it discouraged us from buying much of anything new except special situations and income securities during the final year or so of the Great Asset Mania that peaked in March, 2000. Over the last year, however, with investors increasingly worried and fearful about the future, such a mindset suggested to us that stocks were getting more attractive and that we might actually find some bargains. In other words, the bad news on television can be good news for buying stocks when it lowers their prices and raises their future expected returns. In March 2000, when the economy looked strong, the world was at peace, and new technology held out the promise of unlimited growth, it was actually one of the worst moments in history (except perhaps for 1929) to commit new money to common stocks. Today may not be perfect when it comes to bargains in the stock market. But when the same pundits who told you everything was fine in early 2000 now tell you to worry about the effects on the markets of the Iraq War, terrorist threats, SARS, and a faltering economy, you know that, in terms of investing, times are probably getting better.


/s/ Daniel E. Hutner
----------------------
Daniel E. Hutner
Chairman and President



--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2003
(UNAUDITED)
================================================================================

                        SECURITY
QUANTITY               DESCRIPTION                                       VALUE
--------           ------------------                                 ---------
COMMON STOCK (99.37%)
BANKS - REGIONAL (9.34%)
  11,500   M & T Bank Corp. .....................................     $ 908,730
                                                                      ---------
BEVERAGES (17.97%)
   4,300   Anheuser Busch Companies, Inc. .......................       199,950
  33,100   Coca-Cola Company ....................................     1,331,282
   5,700   Pepsico, Inc. ........................................       218,424
                                                                      ---------
                                                                      1,749,656
                                                                      ---------
COMPUTER SERVICES (1.42%)
   4,000   First Data Corporation ...............................       138,600
                                                                      ---------
CONSUMER PRODUCTS (2.92%)
   9,400   Gillette Company .....................................       283,786
                                                                      ---------
DIVERSIFIED COMPANIES (14.54%)
      22   Berkshire Hathaway, Inc. Class A* ....................     1,357,400
      28   Berkshire Hathaway, Inc. Class B* ....................        57,820
                                                                      ---------
                                                                      1,415,220
                                                                      ---------
ENERGY (0.08%)
   2,000   Williams Companies., Inc. ............................         7,620
                                                                      ---------
ENTERTAINMENT (0.50%)
   2,841   The Walt Disney Company ..............................        48,467
                                                                      ---------
FINANCIAL SERVICES (16.78%)
  38,150   American Express Company .............................     1,281,077
   8,000   Moody's Corp. ........................................       352,800
                                                                      ---------
                                                                      1,633,877
                                                                      ---------
FOOD PRODUCTS (5.07%)
   9,200   Wrigley (Wm) Jr. Company .............................       493,396
                                                                      ---------




                       SECURITY
QUANTITY              DESCRIPTION                                       VALUE
--------           ------------------                                 ---------

INSURANCE (9.82%)
  19,402   American International Group, Inc. ....................    $ 956,325
                                                                      ---------
LEISURE/AMUSEMENT (8.20%)
  21,025   International Speedway Corp. Class B ..................      797,899
                                                                      ---------
MEDICAL/DRUGS (0.61%)
   2,000   Pfizer, Inc. ..........................................       59,640
                                                                      ---------
MORTGAGE FINANCE (5.04%)
   7,650   Fannie Mae ............................................      490,365
                                                                      ---------
NEWSPAPER (4.00%)
   5,400   Gannett Company, Inc. .................................      389,718
                                                                      ---------
RESTAURANTS (0.67%)
   4,800   McDonald's Corp. ......................................       65,328
                                                                      ---------
RETAIL (2.41%)
   7,700   Costco Wholesale Corp.* ...............................      235,004
                                                                      ---------
TOTAL COMMON STOCKS (COST $5,837,766) ............................    9,673,631
                                                                      ---------
SHORT-TERM HOLDINGS (4.57%)
  445,202  First American Treasury
             Obligation Fund (Cost $445,202) .....................      445,202
                                                                      ---------
TOTAL INVESTMENTS (COST $6,282,968)                       103.95%    10,118,833
Liabilities less cash and other assets ..........         (3.95)%      (384,294)
                                                      ----------     ----------
TOTAL NET ASSETS ................................        100.00%     $9,734,539
                                                      ==========     ==========
* Denotes non-income producing security.

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

AVALON CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES FEBRUARY 28, 2003
(UNAUDITED)
================================================================================

ASSETS:
     Investments, at value (cost $6,282,968) (Note 2) ..........................     $ 10,118,833
     Receivable for fund shares sold ...........................................               51
     Interest, dividends and other receivables .................................            6,180
     Other assets ..............................................................            4,448
                                                                                     ------------
Total Assets ...................................................................       10,129,512
                                                                                     ------------
LIABILITIES:
     Payable for fund shares repurchased (Note 5) ..............................          370,105
     Accrued advisory fees (Note 3) ............................................            7,790
     Accrued directors' fees ...................................................            1,488
     Other accrued expenses ....................................................           15,590
                                                                                     ------------
Total Liabilities ..............................................................          394,973
                                                                                     ------------

NET ASSETS .....................................................................     $  9,734,539
                                                                                     ============
COMPOSITION OF NET ASSETS:
     Paid in capital (Note 5) ..................................................     $  5,969,946
     Accumulated net investment income (loss) ..................................          (58,848)
     Accumulated net realized gain (loss) on investments .......................          (12,424)
     Net unrealized appreciation (depreciation) on investments .................        3,835,865
                                                                                     ------------

NET ASSETS .....................................................................     $  9,734,539
                                                                                     ============
SHARES OUTSTANDING .............................................................          766,782
                                                                                     ============
NET ASSET VALUE PER SHARE (market value $13.30*) ...............................     $      12.70
                                                                                     ============
--------------
 *  As of December 26, 2002 (most recent trade date).


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

                                        6


AVALON CAPITAL INC.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003
(UNAUDITED)
================================================================================

INVESTMENT INCOME:
     Dividends .................................................................         $    52,278
     Interest ..................................................................                 892
                                                                                        ------------
Total investment income ........................................................              53,170
                                                                                        ------------
EXPENSES:
     Advisory (Note 3) .........................................................              54,520
     Administration (Note 3) ...................................................              26,682
     Auditing ..................................................................               9,554
     Legal .....................................................................               8,898
     Transfer agency (Note 3) ..................................................               3,735
     Printing and postage expense ..............................................               3,067
     Custody ...................................................................               1,683
     Directors .................................................................               1,488
     Other expenses ............................................................               2,391
                                                                                        ------------
     Total expenses ............................................................             112,018
                                                                                        ------------

NET INVESTMENT INCOME (LOSS) ...................................................             (58,848)
                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ...................................             (10,433)
     Net change in unrealized appreciation (depreciation) ......................          (1,429,230)
                                                                                        ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS .....................................................          (1,439,663)
                                                                                        ------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............................         $(1,498,511)
                                                                                        ============

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SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

                                        7

AVALON CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================

                                                                                         FOR THE SIX              FOR THE YEAR
                                                                                         MONTHS ENDED                 ENDED
                                                                                       FEBRUARY 28, 2003         AUGUST 31, 2002
                                                                                       -----------------        -----------------
                                                                                       (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
     Net investment income (loss) ..............................................            $    (58,848)            $   (124,799)
     Net realized gain (loss) on investments ...................................                 (10,433)                 826,116
     Net change in unrealized
      appreciation (depreciation) ..............................................              (1,429,230)                (842,199)
                                                                                       -----------------        -----------------
     Net increase (decrease) in net assets
      resulting from operations ................................................              (1,498,511)                (140,882)
                                                                                       -----------------        -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gains on investments
      ($0.88 and $0.21 per share, respectively) ................................                (670,705)                (169,581)
                                                                                       -----------------        -----------------

CAPITAL SHARE TRANSACTIONS (NOTE 5):
     Proceeds from sale of shares ..............................................                      51                    3,421
     Dividends reinvested ......................................................                 474,933                  123,700
     Shares repurchased ........................................................                (370,105)                (854,075)
                                                                                       -----------------        -----------------

     Net increase (decrease) in net assets from
       capital share transactions ..............................................                 104,879                 (726,954)

NET INCREASE (DECREASE) IN NET ASSETS ..........................................              (2,064,337)              (1,037,417)

NET ASSETS:
     Beginning of period .......................................................              11,798,876               12,836,293
                                                                                       -----------------        -----------------

     End of period (includes accumulated net investment
       loss of $58,848 and $0, respectively) ...................................            $  9,734,539             $ 11,798,876
                                                                                       =================        =================


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS
================================================================================

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          FOR THE SIX
                                          MONTHS ENDED                    FOR THE YEARS ENDED AUGUST 31,
                                        FEBRUARY 28, 2003     2002        2001        2000        1999        1998
                                        -----------------  ---------   ---------   ---------   ---------   ---------
                                          (UNAUDITED)
Beginning net asset value
  per share .........................           $  15.48    $  15.90    $  17.21    $  17.52    $  14.98    $  13.35
Net investment
  income (loss) .....................              (0.08)      (0.16)      (0.19)      (0.17)      (0.19)      (0.19)
Net realized and unrealized
  gain (loss) on investments ........              (1.82)      (0.05)      (0.47)       0.36        2.89        1.82
Distribution from realized gains
  on investments ....................              (0.88)      (0.21)      (0.65)      (0.50)      (0.16)         --
                                               ---------   ---------   ---------   ---------   ---------   ---------
Ending net asset
  value per share ...................          $   12.70   $   15.48   $   15.90   $   17.21   $   17.52   $   14.98
                                               =========   =========   =========   =========   =========   =========
Ending market value
  per share (a) .....................          $   13.30   $   13.80   $   15.00   $   15.50   $   16.25   $   15.63
                                               =========   =========   =========   =========   =========   =========
Ratios to average net assets (b):
  Expenses ..........................               2.05%       1.88%       1.83%       1.93%       1.84%       2.11%
  Net investment loss ...............              (1.08)%     (1.00)%     (0.99)%     (0.90)%     (1.07)%     (1.20)%
Total return (c):
  Based upon net asset value ........             (12.83)%     (1.34)%     (4.36)%      1.01%      18.01%      12.21%
  Based upon market value ...........               2.40%      (6.77)%      0.19%      (1.85)%      4.91%      13.67%
Portfolio turnover rate .............               1.82%       2.50%       1.55%       3.45%       4.05%       7.00%
Net assets at end of period
(000's omitted) .....................           $  9,735    $ 11,799    $ 12,836    $ 14,278    $ 14,951    $ 13,299

(a) Market Value as of last trade date during the period.
(b) Annualized for periods less than one year.
(c) Not annualized for periods less than one year. Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions . The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 2003 (UNAUDITED)

1. ORGANIZATION
Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:

SECURITY VALUATION -- Each security will be valued on the basis of the last sale price on the valuation date on the principal exchange on which the security is traded or the National Association of Securities Dealers Automated Quotation National Market System. With respect to those securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available, the value shall be determined by taking the mean between the latest "bid" and "asked" prices. Securities for which quotations are not readily available and other assets will be valued at fair value as determined in good faith by the Board of Directors. Notwithstanding the above, any short-term debt securities with maturities of sixty (60) days or less are valued at amortized cost.

INTEREST AND DIVIDEND INCOME AND DIVIDENDS TO SHAREHOLDERS -- Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually. Net capital gains, if any, are distributed to shareholders annually. Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to the recognition of unrealized loss on options.

FEDERAL INCOME TAX -- The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required.

3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund. The administrator of the Fund is Gemini Fund Services, Inc. ("GFS"). Pursuant to an Administration Agreement, GFS receives a base fee equal to the greater of an annual rate of ..10% of the average weekly net assets of the Fund or $52,800 per year. In addition, the Fund also reimburses GFS for any out-of-pocket expenses. GFS also provides fund accounting services to the Fund pursuant to the administration agreement under which it receives no fees.

--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

AVALON CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 2003 (UNAUDITED)

3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

American Stock Transfer & Trust Co. serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $6,000 per year plus certain shareholder account fees.

4. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales (excluding short-term investments) during the six months ended February 28, 2003, amounted to $196,700 and $751,168, respectively. The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of February 28, 2003 was $3,993,289 and $157,424, respectively.

Realized gains and losses on investments sold are recorded on the basis of specific identified cost.

5. CAPITAL SHARE TRANSACTIONS
The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders the option of redeeming shares in amounts of not less than 5% but not more than 25% of the Fund's stock.

There are 100 million shares of $.001 par value common stock authorized. At February 28, 2003, paid in capital amounted to $5,969,946.

Transactions in capital shares were as follows:

                                                 FOR THE SIX MONTHS                   FOR THE YEAR
                                                        ENDED                             ENDED
                                                  FEBRUARY 28, 2003                  AUGUST 31, 2002
                                              SHARES            AMOUNT           SHARES            AMOUNT
                                              ------------------------           ------------------------
                                                    (UNAUDITED)                          (AUDITED)
Shares sold .....................                    4       $      51                207       $   3,421

Shares issued for reinvestment of
     dividends and distributions
     from realized gains ........               33,756         474,933              7,889         123,700

Shares redeemed .................              (29,142)       (370,105)           (53,413)       (854,075)
                                              --------        --------           --------        --------
Net increase (decrease) .........                4,618        $104,879            (45,317)      $(726,954)
                                              ========        ========           ========        ========


--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

AVALON CAPITAL, INC.
OTHER INFORMATION

================================================================================

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Dividend Reinvestment and Cash Purchase Plan ( the "Plan") is a convenient way to acquire additional shares of Avalon Capital, Inc. (the "Fund") common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash.

Shareholders wishing to make additional investments through the Plan should send a check to Gemini Fund Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 205, Hauppauge, NY 11788. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. You may verify your account number by calling American Stock Transfer & Trust Co. , the Fund's transfer agent at (800) 937-5449. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

SHARE INFORMATION
The Fund's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling Gemini Fund Services, Inc. at (631) 470-2600.

Shares of Avalon Capital are listed for trading on the NASDAQ Bulletin Board. Current quotes are available from quotation systems or through brokers using the fund's ticker symbol, "MIST". The net asset value and market price of Avalon Capital, Inc. shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday NEW YORK TIMES business section, and the Monday edition of the WALL STREET JOURNAL.

ACCOUNT INFORMATION
If your Avalon Capital, Inc. shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write American Stock Transfer & Trust Co., 59 Maiden Lane, New York, NY 10038, or call (800) 937-5449.



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AVALON CAPITAL, INC.
OTHER INFORMATION

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REPURCHASE OF SHARES
Avalon Capital, Inc. trades on the NASDAQ Bulletin Board, under the ticker symbol "MIST." To provide additional shareholder liquidity, each February the Fund offers to repurchase between 5 percent and 25 percent of its outstanding shares at the then-current net asset value. Before each repurchase offer, the Fund will establish a deadline for receiving repurchase requests no more than 14 days before the repurchase pricing date, which shall be the last business day of February. No less than 21 days and no more than 42 days before the repurchase request deadline, the Fund will give notice of the repurchase offer, including the repurchase request deadline, to each shareholder of record.

The Fund has also been authorized by its Board of Directors, in accordance with
Section 23(c) of the Investment Company Act of 1940, to repurchase its shares in the market from time to time as and when it is deemed advisable by the Fund.* Such purchases will be made at a price not above the market value or the net asset value, whichever is lower, at the time of such purchase. If such purchases are made at prices below net asset value, they will increase the net asset value of the remaining outstanding shares. Shares repurchased by the Fund are retired.

For additional information about Avalon Capital, Inc. or any of the above programs, please call the Gemini Fund Services, Inc. at (631) 470-2600. *Meeting of the Board of Directors, October 18, 1996.




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AVALON CAPITAL, INC.

DIRECTORS
William Endicott
Daniel E. Hutner
Edward Rosen
Judith Seltmann
Donald Smith

INVESTMENT ADVISER
Hutner Capital Management, Inc.
109 West Union Street,
Box 379 Manchester Village, VT 05254

ADMINISTRATOR
Gemini Fund Services, Inc.
The Hauppauge Corporate Center
150 Motor Parkway
Hauppauge, NY 11788

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45201

LEGAL COUNSEL
Spitzer & Feldman, P.C.
405 Park Avenue New York, NY 10022

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1414

INVESTOR INFORMATION: (631) 470-2600

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE AVALON CAPITAL, INC. FUND PROSPECTUS.


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